AUTHENTIC ITALIAN

MAMA MANCINI'S™

An Original Family Recipe



MamaMancini's Holdings Inc.

(OTCQB: MMMB)

Corporate Presentation

August 2014

Forward Looking Statements

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, and other risks identified in the Company's 10-K for the fiscal year ended December 31, 2013 and other filings made by the Company with the Securities and Exchange Commission.

About MamaMancini's

- **Consumer foods products company focused on all-natural, old world Italian recipes originated by "Mama" Anna Mancini, and handed down to her grandson, Dan Mancini.**
  - ***Meatballs***
  - ***Slow Cooked Italian Sauce***
  - ***Fresh and frozen offerings***



ALL NATURAL
MAMAMANCINI'S
Slow Cooked Italian Sauce and
8 Beef Meatballs
Heat and Serve · Just add Pasta for an Easy Meal
ALL NATURAL
MAMAMANCINI'S
Slow Cooked Italian Sauce and
8 Turkey Meatballs
Heat and Serve · Just add Pasta for an Easy Meal
ALL NATURAL
MAMAMANCINI'S
Slow Cooked Italian Sauce and
8 Pork Meatballs
with Fennel and Cracked Black Pepper
Heat and Serve · Just add Pasta for an Easy Meal
ALL NATURAL
MAMAMANCINI'S
Slow Cooked Italian Sauce and
8 Chicken Meatballs
Heat and Serve · Just add Pasta for an Easy Meal

MAMAMANCINI'S

About MamaMancini's

- **Carl Wolf, CEO of MamaMancini's, built Alpine Lace cheese brand, a Nasdaq listed company that was acquired by Land O'Lakes**

- **Company recently raised approximately $2.5 million in a private placement at $1.50 per share to fund aggressive growth strategy, which includes $625K participation from Company Directors**


MAMAMANCINI'S
An Original Family Recipe
Slow Cooked Italian
Bolognese Sauce and
Rotini Pasta


MAMAMANCINI'S
An Original Family Recipe
Mac n' Mamas
Heat and Serve for An Easy Meal


MAMAMANCINI'S
An Original Family Recipe
Orecchiette Pasta with
Broccoli and Pork Meatballs
with Fennel & Red Pepper Flakes
ALL NATURAL
Heat and Serve for An Easy Meal

MAMAMANCINI'S

Key Financial Information

- **Ticker Symbol: MMMB (OTCQB)**
- **Stock Price: $2.75***
- **Shares Outstanding: approx. 25.8M**
- **Market Cap: $71M***
- **Cash and investments: $1.1M (a/o April 30 2014)**
- **Net Working Capital: $4.5M (a/o April 30 2014)**
- **Long-term bank debt: $0**
  - ***Recently approved $1.5 million line for working capital purposes***
- **Insider ownership: 52%**

**as of Aug 7, 2014*

MAMA MANCINI'S

Growth Strategy: ***Revenue Growth***



Annual Revenue
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$3.7 M
$4.6 M
$8.7 M
Dec 2011
Dec 2012
Dec 2013

Growth Strategy: ***Revenue Growth***


Quarterly Revenue
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$1,700,000
$2,170,000
$3,100,000
Jun 2013
Sep 2013
Dec 2013

MAMA MANCINI'S

Fiscal 2013 Results

- **Revenue for the first quarter of fiscal 2014 was approximately $2.6 million, compared to $1.7 million in the prior year period, an increase of 44%.**
- **Revenue for fiscal 2013 was $8.7 million, which represented an increase of 89% compared to $4.6 million in the prior year.**
- **MamaMancini's products will be carried on approximately 37,000 shelves in supermarkets and club stores throughout North America at the end of third quarter 2014 compared to 12,000 in the third quarter last year.**
- **Expect to be in 11,100 distribution locations at the end of the third quarter 2014.**
- **Continuing to aggressively advertise the Company's products across a number of platforms, including radio spots on SiriusXM radio and Political Talk Radio.**
- **Secured $1.5 million credit facility in Jan. 2014 to increase production on inventory and finance accounts receivable for orders from potentially new and large, accounts.**

Why MamaMancini's?

We give customers what they want:

- Key price: $6.99 for 22 oz. is a great value
- MamaMancini's is great tasting
- All natural product—key advantage
- Meatballs <u>include</u> sauce
- Products can be prepared quickly
- Easy to use bag in tray is a plus
- MamaMancini's valuable name and heritage makes products desirable
- *Original Family Recipe*—resonates overall



All-Natural Products

Nutrition Facts
Serving Size 2 MEATBALLS AND SAUCE (142g)
Servings Per Container VARIES

Amount Per Serving	
Calories 140	Calories from Fat 80
	% Daily Value*
Total Fat 9g	14%
Saturated Fat 4g	20%
Trans Fat 0g	
Cholesterol 30mg	10%
Sodium 450mg	19%
Total Carbohydrates 6g	2%
Dietary Fiber 1g	5%
Sugars 4g	
Protein 9g	

Vitamin A 10%	Vitamin C 2%
Calcium 6%	Iron 8%

*Percent Daily Values are based on a 2,000 calorie diet. Your daily values may be higher or lower depending on your calorie needs:

	Calories	2,000	2,500
Total Fat	Less than	65g	80g
Sat Fat	Less than	20g	25g
Cholesterol	Less than	300g	300g
Sodium	Less than	2,400mg	2,400mg
Total Carbohydrate		300mg	375mg
Dietary Fiber		25g	30g

Calories per gram
Fat 9 Carbohydrate 4 Protein 4

MAMA MANCINI'S

Mama Mancini's Products Ingredients

SAUCE INGREDIENTS: Italian Plum Tomatoes, Onion, Olive Oil, Garlic, Bay Leaves, Salt, Pepper

BEEF MEATBALL INGREDIENTS: Ground Beef, Breadcrumbs (unbleached wheat flour, dextrose, yeast salt), Pecorino Romano Cheese (pasteurized sheep's milk, cheese, culture, enzymes), Whole Eggs, Onion, Parsley, Salt, Pepper. Contains: Wheat, Milk, and Egg Ingredients.

All Natural → No TVP → No Fillers (i.e. Soy Flour)

COMPETITOR BEEF MEATBALL INGREDIENTS

BEEF MEATBALL INGREDIENTS:
Beef, Water, Textured Soy Protein Concentrate (Soy Protein Concentrate, Caramel Coloring), Eggs, Contains less than 2% of the Following: Romano Cheese (Sheep's Milk, Rennet, Salt), Dehydrated Onion, Pepper, Garlic Powder, Parsley, Spices, Flavorings, Corn Syrup Solids, Bread Crumbs (Enriched Flour [Containing: Wheat, Flour, Niacin, Reduced Iron, Thiamine Mononitrate, Riboflavin and Folic Acid], Corn Syrup, Sugar, Vegetable Shortening [One or more of the Following: Hydrogenated Soybean and/or Cottonseed Oil], Salt, Yeast, Whey, Soy Flour, Dough Conditioner [Sodium Stearoyl, 2 Lactylate], Calcium Propionate), Soy Protein Concentrate, Salt, Sodium Tripolyphosphate.

Proven Management

Carl Wolf
Chief Executive Officer



Founded Alpine Lace Brands, Inc. (formerly NASDAQ: LACE) in 1983 and served as the company's Chairman and CEO until 1997. Alpine Lace nutritional cheese and meat products became America's leading brand in supermarkets, delicatessens, club stores and food service markets and was subsequently sold to Land O' Lakes.

- ***Develop a brand***
- ***Obtain mass retail distribution***
- ***Create and execute on aggressive advertising and marketing campaign***

Growth Strategy

How do you build a mega brand?

- **Increase retail distribution**
  - ***Currently pitching big-box and club retailers***
  - ***Growing from an estimated 35%* penetration to a goal of 80%***
- **Expand SKU's per retail location**
  - ***Multiple product placements per store***
    - ***Fresh Deli***
    - ***Fresh Hot Bar***
    - ***Fresh Sandwich***
    - ***Fresh Meat Packaged***
    - ***Frozen Meat Packaged***
    - ***Frozen Prepared Meals***
    - ***Fresh Pasta***
  - ***Currently at 3.25; potential for up to10***
- **Build brand awareness**
  - ***Increase in brand awareness leads to higher sales***
  - ***Currently at 15%; eventual goal is 50%***
- **Create new products**
- **Execute aggressive advertising campaign**
  - ***Focus on radio and social media***
  - ***Contests***
- **Develop Food Service business**

MAMA MANCINI'S

*End of third quarter 2014

Growth Strategy: ***Distribution***

- **MamaMancini's products are currently sold in more than 8,100 retail locations in the United States**
  - ***<u>Added 1,060 new locations in 2014</u>***



Retail Locations
12,000
10,000
8,000
6,000
4,000
2,000
0
7,040
11,100*
Dec 2013
Oct 2014*

*Estimated at end of third quarter 2014

Growth Strategy: ***Expand Retail Distribution***

Name	Total # of Locations	Current # of Locations*	Opportunity for Growth
Walmart	4,000	1100	2,900
Kroger	2,500	550	1,950
Albertson's	1,525	450	1,075
Super Valu	2,000	600	1,400
Safeway	1,500	0	1,500
Hannaford	1,600	0	1,600
AWG	2,000	600	1,400
Costco	570	190	380
Sam's Club	640	0	640
Target	2,000	0	2,000
Trader Joe's	360	0	360
Nash-Finch	2,000	500	1,500
BJ's	200	0	200
Whole Foods	374	150	224
Others	10,731	6,960	3,771
Total	*32,000*	*11,100*	*20,900*


Retail Locations vs. Market
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
32,000*
11,100
Outstanding growth potential
Current*
Market Opportunity

MAMA MANCINI'S

*Estimated at end of third quarter 2014

Growth Strategy: *Increase Shelf Placements*

- **Active retail locations currently stock 3.25 MamaMancini's SKUs**
  - ***Up from 3.03 SKUs in Q3 2013***
  - ***Short-term goal 5 SKUs per location longer-term goal 10 SKUs per location***
- **Total of 37,000+ shelf placements***
  - ***Up from 22,640 in December quarter***
- **Goal: 160,000 shelf placements**



MAMAMANCINI'S
10 Beef Meatballs



MAMAMANCINI'S
10 Turkey Meatballs



MAMAMANCINI'S



Shelf Placements
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
22,640
37,000
Dec 2013
Oct 2014

*Estimated at end of third quarter 2014

Growth Strategy: ***Fresh Deli / Restaurants***

- **Company is developing fresh deli and restaurant opportunity**
- **Goal is to get products stocked in multiple grocery store sections**
- **Fresh deli is one of fastest growing areas for grocery chains**
- **Opportunity for restaurants to utilize and brand their products with "MamaMancini's"**



ORIGINAL FAMILY RECIPES
Mama MANCINI'S

MAMA MANCINI'S

Growth Strategy: ***Introduce New Products***

- **Company is anticipating expanding its product offerings in 2014, including:**
  - ***Gluten-Free Slow Cooked Italian Sauce and Beef Meatballs;***
  - ***Gluten-Free Slow Cooked Italian Sauce and Turkey Meatballs;***
  - ***Mac 'n Mama's® (Rigatoni with Crushed Meatballs and Sauce and Cheeses);***
  - ***Slow Cooked Italian Sauce and Antibiotic-Free Beef Meatballs;***
  - ***Slow Cooked Italian Sauce and Antibiotic-Free Turkey Meatballs;***
  - ***Five Cheese Stuffed Meatballs and Sauce;***
  - ***World's Best Bolognese Sauce***
  - ***Chicken Parmagiana Style Stuffed Meatballs and Sauce***
  - ***Chicken Florentine Style Stuffed Meatballs and Sauce***


MAMAMANCINI'S
Orecchiette with Broccoli and Pork Meatballs
with Fennel & Cracked Pepper
ALL NATURAL


MAMAMANCINI'S
Mac 'n Mamas
Rigatoni with Tomato Cheese Sauce and Beef Meatballs
ALL NATURAL


MAMAMANCINI'S
Slow Cooked Italian Sauce and 8 Gluten Free Beef Meatballs
GLUTEN FREE

MAMAMANCINI'S

Growth Strategy: ***Create Brand Awareness***

- **Radio**
  - ***SiriusXM Satellite Radio***
  - ***Traditional Radio***
- **Social Media**
  - ***Key Target--Under 40 market-- buys 35% of prepared meals***
  - ***SEO Optimization, Twitter, Pinterest***
  - ***Brand Ambassadors, affiliated marketers***
  - ***Blog Groups/News***
  - ***YouTube Videos***
- **Facebook**
  - **106,000 Likes up from 800 in Aug. 2013.**
  - **Reach up to 300,000 per post**
- **Billboards**
- **Consumer PR**
- **Targeted Coupons**
  - **Facebook, Coupons.com, Ibotta.com, On-pack coupons, Local Social Network Campaigns, Sunday FSI's**

ESPN RADIO | OPRAH RADIO | FOX NEWS radio | CNN RADIO | MARTHA — MARTHA STEWART LIVING RADIO


Cooking with Daniel: Mama Mancini's Homemade Tomato Sauce
38 views


MAMAMANCINI'S

TODAY KITCHEN | FOX 5 NEW YORK | food network | People

MAMAMANCINI'S

Manufacturing Capabilities (Third Party)

- **Company manufactures via a third party's USDA inspected facility located in East Rutherford, NJ**
  - ***SQF Level 2 Certified HAACP Approved***
  - ***Frozen Plant w/ Flash Freezing Technology***
  - ***Three production lines***
  - ***Exceptional Customer Service***

- **New automated systems recently installed; expected to lower labor costs**

- **Additional gross margin expansion opportunities exist**
  - ***Current margins: 30%***
  - ***Goal 40%***







MAMA MANCINI'S

MMMB Highlights

- **"All natural" product in a growing category**
  - ***Outstanding nutritional profile***
  - ***From freezer to table in minutes***

- **Experienced and proven management**
  - ***Previously develop a major food brand that is still in stores today.***
  - ***Created mass retail distribution channel***
  - ***Successfully executed aggressive advertising and marketing campaign to establish a new food brand.***

- **Recent financing and new line of credit to support aggressive growth:**
  - ***Focus on increasing distribution***
  - ***Developing new products***
  - ***Creating brand identity***




MAMAMANCINI'S
Slow Cooked Italian Sauce and
8 Beef Meatballs
MAMAMANCINI'S
Slow Cooked Italian Sauce and
8 Turkey Meatballs
MAMAMANCINI'S
8 Pork Meatballs
MAMAMANCINI'S
Slow Cooked Italian Sauce and
8 Chicken Meatballs

The MamaMancini's Story

The company's roots go back to 1921 when founder Dan Mancini's grandmother came through Ellis Island with a steamer trunk and a heart full of recipes from Italy. As a young boy in Bay Ridge, Brooklyn Dan would sit at the kitchen counter helping his grandmother prepare all of her family recipes. As Dan grew up and became an apparel industry executive, these "scented memories" stayed with him.

In fact, after 25 years he decided to leave his successful career in the apparel business to pursue his passion and bring his grandmother's recipes to market. It did not matter to Dan that he had no formal training as a chef and no real experience in the food service industry. All that mattered to him was his driving passion for his grandmother's cooking. His goal was to create a line of authentic Italian dishes from his grandmother's original recipes that would bring people together for family meals.

In 2008 our meatballs and Slow Cooked Italian Sauce started selling in supermarkets throughout the New York City area under the brand name MamaMancini's®.



MAMAMANCINI'S

Market Research

June 2012 Independent Study of Consumers at 6 Retailers – (Nicholas Research Group)

Key Findings: Category

- **Prefer fresh to frozen—perceived as adding value and quality**
- **Want enough sauce and meatballs for one pound of pasta**
- **Want quick and easy meal in 10 minutes**
- **Prefer all natural products**
- **Pre-made, refrigerated or frozen meatballs are viewed as a convenience item by many and perhaps the most important factor in purchase decision**



Key Findings: MamaMancini's brand

- **Key price cited: $6.99 for 22 oz is a great value**
- **MamaMancini's is great tasting**
- **All natural product—key advantage**
- **MamaMancini's valuable name and heritage are a plus**
- ***Original Family Recipe*—resonates overall**
- **Easy to use bag in tray is a plus**

MAMAMANCINI'S

For More Information

MamaMancini's Holdings
OTCQB: MMMB

Carl Wolf
Chief Executive Officer

25 Branca Road
East Rutherford, NJ 07073
201-531-1212

www.mamamancinis.com

Investor Relations
Scott Gordon
President
CorProminence LLC

377 Oak Street Concourse 2
Garden City, NY 11530
516 222 2560
scottg@corprominence.com

www.corprominence.com